Exhibit 99.1

Faraday Future Announces $100 Million in Unsecured Convertible Notes Financing Commitments

●	This added financing would support the Company to achieve its delivery milestone, continue production ramp up and support the development of its sales & service system for its flagship FF 91 vehicle.

●	The closings contemplated by the financing remain subject to certain conditions and limitations on enforceability.

Los Angeles, CA (May 9, 2023) - Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) ("Faraday Future", “FF” or "Company"), a California-based global shared intelligent electric mobility ecosystem company, today announced the signing of definitive agreements for financing commitments of $100 million in unsecured convertible notes. The notes are expected to generate cash for the Company that will be utilized for continued production ramp up and development of its sales & service system for its flagship FF 91 vehicle. The transactions contemplated by this financing are subject to the satisfaction or waiver of certain conditions and limitations on enforceability as detailed below.

Major funding investors in these unsecured convertible notes financing are Metaverse Horizon Limited, an independent investment fund with investors including FF Global Partners (“FFGP”), and V W Investment Holding Limited, an affiliate of a long-term shareholder of the Company.

“I am extremely pleased to share with you the news of this financing round. This is a strong testament to the potential that investors see in FF’s ability to be an industry leader, and confidence in the changes we have made to our governance structure, new management team and systems and the strength of the global partners mechanism,” said Xuefeng Chen, Global CEO of Faraday Future.

FFGP is a partnership of 20 current and former senior executives of the Company and has committed $80 million to this round of financing as an anchor investor. The investment shows a continued commitment to the Company, as well as a show of confidence by a team of 20 current and former senior executive partners, in Faraday Future’s ability to achieve its mid- and long-term goals.

In this challenging market environment, where the Company believes it is significantly undervalued by the market, and through multiple rounds of negotiation in the past two months with several investors, FFGP and another long-term investor committed to provide the needed funding commitments to support the Company to continue its growth and delivery plans.

“I especially thank the global partner team and FFGP who have supported the Company repeatedly in times of need. This round of financing commitments is expected to provide the Company with capital to support our FF 91 delivery milestone, sales and service system development, as well as support our near-term production ramp up goals. We are taking a long-term stockholder value creation approach to running the business and hope this funding will give more confidence to our investors who have stood by us over time,” said Chen. “We are painfully aware of the challenges our stockholders have experienced and are working steadfast towards restoring company value. Our global team is focused on executing on our delivery plan.”

“We are delighted to participate in this round of financing for FFIE as an anchor investor. We understand the importance of this funding for FFIE's production capacity ramp-up and the subsequent delivery plan. FFGP remains committed to doing everything possible to provide support to FFIE and assist in achieving its strategic goals, including accelerating a portion of the funding. We are also very grateful for the participation of another existing stockholder in this round of investment,” said Jerry Wang, President of FFGP. “We hope this funding will help the Company transition to more strategic investors and return to conventional financing to further maximize Company and stockholder value."

KEY TERMS

Per the funding agreements, the initial closing will consist of $15 million within five business days following the satisfaction of the applicable closing conditions, or waiver of such conditions by the parties. Such closing conditions include, among others, an effective registration statement with respect to the underlying shares, sufficient authorized, unissued and uncommitted Class A shares of common stock, and the Company meeting certain delivery milestones. Seven subsequent closings will occur within fifteen business days of the applicable prior closing date.

FF has received third party beneficiary rights in equity commitment letters with FFGP and the sole stockholder of V W Investment Holding Limited to be able to compel the closing or seek damages subject to the limitations set forth therein. In the event of a breach by such investors of their obligations under their equity commitment letters with the Company, the Company may not be able to recover the damages caused by, or receive the funding due to, such breach. For details on the terms, conditions, and funding schedule of the unsecured notes and warrants and related securities purchase agreement and equity commitment letters, please refer to the Company’s filing today on Form 8-K with the SEC.

The Company also entered into an eighth amendment to the securities purchase agreement and an amendment to certain secured notes and warrants that, among other things, waived certain preemptive rights and full ratchet anti-dilution price protection with respect to the Company’s unsecured notes and warrants and employee stock purchase program and aligned the conversion price and interest make-whole in the secured notes with the unsecured notes.

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://www.ff.com/us/mobile-app/ or (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future (FF) is the pioneer of the Ultimate TechLuxury ultra spire market in the intelligent EV era, and the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach. FF is not just an EV company, but also a software-driven intelligent internet company. Ultimately FF aims to become a User Company by offering a shared intelligent mobility ecosystem.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

https://www.ff.com/us/mobile-app/

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture/

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the Company’s planned financings, any stock split, reverse stock split or other similar corporate action, the Company’s compliance with listing requirements of Nasdaq Stock Market LLC (“Nasdaq”), including with regard to FF Top’s board designation rights, the non-binding City of Huanggang Framework Agreement and the timing thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the FF Top Holdings LLC Shareholder Agreement complies with Nasdaq listing requirements, including Nasdaq Listing Rule 5640 regarding voting rights, the market performance of the Company’s Common Stock, the Company’s ability to regain compliance with the Nasdaq listing requirements and the Company’s ability to execute definitive documentation in connection with and/or satisfy the conditions precedent and close on the various financings previously disclosed by the Company and anticipated additional financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; the ability of the Company to agree on definitive documents to effectuate the non-binding City of Huanggang Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and Nasdaq listing requirements and to continue to be listed on Nasdaq (including following the execution of the Shareholder Agreement); the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on May 4, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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